UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 6, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

215 North Jefferson, Box 591, Ossian, Indiana	46777
(Address of principal executive offices)	(Zip Code)

(260) 490-9990
(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 6, 2020, Success Entertainment Group International, Inc. (OTCQB: SEGN) (the “Company”) issued a press release announcing its recently-filed, unaudited financial results for the first quarter ended March 31, 2020.

While the Company experienced a significant reduction in revenue for the first quarter as it winds downs its overseas operations, Rennavotio Infratech (RII), the Company’s- newly-acquired subsidiary’s newly- launched Medical Infrastructure division and the Company’s contracted acquisition of Utility Management Corp. is projected to add in excess of $5,000,000.00 in revenue alone for the year 2020.

Operational expenses required for the Company’s growth in certain areas such as new website development, social media programs and engagement, telemarketing and virtual events are anticipated.  Any new expenses, however, are expected to be easily offset by the anticipated new revenue for 2020.

Our Personal Protective Equipment (PPE) & Medical Manufacturing division initial pilot program for PPE products generated sales of over $480,000.00 during the second quarter of 2020. RII continues to focus on ‘made in the USA’ products.  The company is pursuing partnerships and or participation in proposed manufacturing facilities in the U.S. RII has targeted four (4) primary PPE products: Gowns, Gloves, Mask and Disinfecting Cleaners.

“As the country slowly emerges from the devastating effects of the last few months, we see growth opportunities in the underground utility, water/refuse management, smart city technology and medical infrastructure markets. We believe that our country’s path to recovery will be heavily focused in these vertical markets, creating substantial opportunities for Renavotio,” said Billy Robinson, CEO.

The information in this Item 7.01, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of Form 8-K.  Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Moreover, the information in this Item 7.01, including this exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," "plans," or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company's filings with the SEC.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release Dated July 6, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2020	By:	/s/ William Robinson
William Robinson
President, Secretary, and Director

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